                                                                    Exhibit 99.3

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
             PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997
                         -------------------------------
                                   (Unaudited)

The following unaudited Pro Forma Combined Condensed Consolidated Balance Sheet gives effect to the proposed Merger as if the Merger had occurred on September 30, 1997, under the purchase method of accounting in accordance with Accounting Standards Board Opinion No. 16. In addition, the Kimco Pro Forma Balance Sheet column at September 30, 1997 assumes the completion, as of September 30, 1997,of the acquisition of eight shopping center properties (See Note 1 to the unaudited Pro Forma Combined Condensed Consolidated Balance Sheet).

The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual combined financial position of Kimco and Price REIT would have been at September 30, 1997, nor does it purport to represent the future combined financial position of Kimco and Price REIT. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Kimco's Annual Report on Form 10-K and Price REIT's Annual Report on Form 10-K for the year ended December 31, 1996, respectively, including the notes thereto, and the unaudited condensed consolidated financial statements contained in Kimco's Quarterly Report on Form 10-Q and Price REIT's Quarterly Report on Form 10-Q for the period ended September 30, 1997, including the notes thereto, and in each case incorporated by reference herein.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
             PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                  ------------
                                   (Unaudited)
                                     (000's)

                                                         Kimco      Price Reit      Pro Forma      Pro Forma
                                                      Pro Forma     Historical     Adjustments      Results
                                                     -----------    -----------    -----------    -----------

Assets:
  Real estate, net of accumulated depreciation       $ 1,184,936    $   534,467    $   215,019    $ 1,934,422
  Investment in retail store leases                       16,409             --             --         16,409
  Cash and cash equivalents                               55,042         15,097         (6,000)        64,139
  Other assets                                            92,118         42,793             --        134,911
                                                     -----------    -----------    -----------    -----------
                                                     $ 1,348,505    $   592,357    $   209,019    $ 2,149,881
                                                     ===========    ===========    ===========    ===========

Liabilities:
  Notes payable                                      $   410,250    $   223,038    $        --    $   633,288
  Mortgages payable                                      122,121         26,301             --        148,422
  Other liabilities, including minority interests
     in partnerships                                      72,451         14,967          2,179         89,597
                                                     -----------    -----------    -----------    -----------
                                                         604,822        264,306          2,179        871,307
                                                     -----------    -----------    -----------    -----------
Stockholders' Equity:

  Preferred stock                                            900             --            476          1,376
  Common stock                                               404            117              2            523
  Paid-in capital                                        857,569        354,624        179,672      1,391,865
  Cumulative distributions in excess of net income      (115,190)       (26,690)        26,690       (115,190)

                                                     -----------    -----------    -----------    -----------
                                                         743,683        328,051        206,840      1,278,574

                                                     -----------    -----------    -----------    -----------
                                                     $ 1,348,505    $   592,357    $   209,019    $ 2,149,881
                                                     ===========    ===========    ===========    ===========

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
               NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                              ---------------------

1. Basis of Presentation
------------------------

         The Kimco Pro Forma Balance Sheet at September 30, 1997 represents the historical condensed consolidated balance sheet adjusted to give effect to the purchase of eight shopping center properties acquired by the Company in October, November and December 1997 as if these properties had been acquired at September 30, 1997. Information related to these properties is included in the Kimco Current Report on Form 8-K dated January 15, 1997.

2. Reclassification
-------------------

         Certain amounts reflected in the historical financial statements of both companies have been reclassified to conform to the Pro Forma Combined Condensed Consolidated Balance Sheet presentation.

3. Pro Forma Adjustments
------------------------

         (i) Real estate net of accumulated depreciation -
         The adjustment to Real estate, net of accumulated depreciation reflects the increase in book value of Price REIT's real estate assets based upon the Kimco purchase price (assuming Kimco common stock is valued at $35 per share) and an exchange ratio of one share of Price REIT common stock for one share of Kimco common stock and 0.4 depositary shares, each depositary share (the "Kimco Class D Depositary Shares") representing 1/10 of a share of a new issue of Kimco 7.5% Class D Cumulative Convertible Preferred Stock, par value $1.00 per share, liquidation preference $250.00 per share (the "Kimco Class D Preferred Stock") as follows:

                                                             (000's)
                                                             -------

Issuance of 11,886,444 shares of Kimco common stock
(assumed value of $35 per share)
based on an exchange ratio of one for one                   $416,026
              and

Issuance of 475,458 shares of Kimco Class D
Preferred Stock (represented by 4,754,580 Kimco Class D
Depositary Shares) based on an exchange ratio of 0.04
shares of Kimco Class D Preferred Stock (represented
by .4 Kimco Class D Depositary Shares) for one share
of Price REIT common stock in exchange for 11,886,444
shares of Price REIT common stock                            118,865


Assumption of Price REIT liabilities                           2,179

Merger costs                                                   6,000 see (ii)
                                                            ---------

Purchase price                                               543,070

Less: Historical book basis of Price REIT's
net assets acquired                                         (328,051)
                                                            ---------

Real estate, net of accumulated depreciation
Pro Forma adjustment                                        $215,019
                                                            ========

(ii) Cash and cash equivalents -
The adjustment to cash and cash equivalents reflects the estimated fees and other expenses relating to the Merger, including, but not limited to, investment banking fees, legal and accounting fees, printing, filing and other related costs.

(iii) Stockholders' equity -
The adjustments to stockholders' equity reflect the issuance of 11,886,444 shares of Kimco common stock, par value $.01 per share, and 475,458 shares of Kimco Class D Preferred Stock, (represented by 4,754,580 Kimco Class D Depositary Shares) based on the exchange ratio of one share of Price REIT common stock for one share of Kimco common stock and 0.04 shares of Kimco Class D Preferred Stock (represented by 0.4 Kimco Class D Depositary Shares) as follows:

                                                                                   Cumulative
                                                                                  Distributions
                                              Common     Preferred    Paid-in     in Excess of
                                              Stock        Stock      Capital       Net Income
                                             (000's)      (000's)     (000's)         (000's)
                                            ---------    ---------   ---------    -------------

Issuance of Kimco common stock              $     119    $      --   $ 415,907    $          --
Issuance of Kimco Class D Preferred Stock
                                                   --          476     118,389               --
Price REIT's historical Stockholders'
equity                                           (117)          --    (354,624)         (26,690)
                                            ---------    ---------   ---------    -------------
Stockholders' equity
Pro Forma adjustments                       $       2    $     476   $ 179,672    $      26,690
                                            =========    =========   =========    =============

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
         PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
         FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE NINE MONTHS ENDED
                               SEPTEMBER 30, 1997
                          -----------------------------
                                   (Unaudited)

The following unaudited Pro Forma Combined Condensed Consolidated Statements of Income for the year ended December 31, 1996 and the nine months ended September 30, 1997 give effect to the proposed Merger as if the Merger had occurred as of January 1, 1996 under the purchase method of accounting in accordance with Accounting Standards Board Opinion No. 16. In addition, the Kimco Pro Forma Statements of Income columns for the year ended December 31, 1996 and the nine months ended September 30, 1997 assumes the completion, as of January 1, 1996, of the acquisition of 14 shopping center properties as previously reported in the Current Report on Form 8-K dated January 15, 1997, incorporated by reference herein. The Price REIT Pro Forma Statements of Income columns for the year ended December 31, 1996 and the nine months ended September 30, 1997 assumes the completion, as of January 1, 1996 of the acquisition of 12 shopping center properties as previously reported in the Current Report on Form 8-K/A dated November 13, 1997, incorporated by reference herein. (See Note 1 to the unaudited Pro Forma Combined Condensed Consolidated Statements of Income).

The unaudited Pro Forma Combined Condensed Consolidated Statements of Income are presented for comparative purposes only and are not necessarily indicative of what the actual combined operating results of Kimco and Price REIT would have been for the year ended December 31, 1996 and the nine months ended September 30, 1997, nor does it purport to represent the future combined operating results of Kimco and Price REIT. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Kimco's Annual Report on Form 10-K and Price REIT's Annual Report on Form 10-K for the year ended December 31, 1996, respectively, including the notes thereto, and the unaudited condensed consolidated finanical statements contained in Kimco's Quarterly Report of Form 10-Q and Price REIT's Quarterly Report on Form 10-Q for the period ended September 30, 1997, respectively, including the notes thereto, and in each case incorporated by reference herein.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
          PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 ---------------
                                   (Unaudited)
                          (000's except per share data)

                                                                               Price Reit
                                                                               1997 Property
                                                                               Acquisition                    Merger      Combined
                                                        Kimco     Price Reit    Pro Forma     Price Reit    Pro Forma    Pro Forma
                                                      Pro Forma   Historical   Adjustments     Pro Forma   Adjustments    Results
                                                     -----------  -----------  -----------    -----------  -----------  -----------

Revenues from rental property                        $   187,804  $    51,292  $    24,364    $    75,656  $        --  $   263,460
                                                     -----------  -----------  -----------    -----------  -----------  -----------

Rental property expenses-
Rent                                                       1,455           --           --             --           --        1,455
Real estate taxes and operating and maintenance           46,625        9,909        5,439         15,348           --       61,973
Interest                                                  31,282       12,071        8,868         20,939           --       52,221
Depreciation and amortization                             29,985       11,876        5,536         17,412       (1,769)      45,628
                                                     -----------  -----------  -----------    -----------  -----------  -----------
                                                         109,347       33,856       19,843         53,699       (1,769)     161,277
                                                     -----------  -----------  -----------    -----------  -----------  -----------
     Income from rental property                          78,457       17,436        4,521         21,957        1,769      102,183
Income from investment in retail store leases              3,632                                                              3,632
                                                     -----------  -----------  -----------    -----------  -----------  -----------
                                                          82,089       17,436        4,521         21,957        1,769      105,815

Management fee income                                      3,448        1,085           --          1,085           --        4,533
General and administrative expenses                      (10,334)      (3,550)          --         (3,550)       1,200      (12,684)
Other income (expenses), net                               3,584        1,948           --          1,948           --        5,532
                                                     -----------  -----------  -----------     -----------  -----------  -----------

     Income before gain on sale of shopping center        78,787       16,919        4,521         21,440        2,969      103,196

Gain on sale of shopping center property                     802           --           --             --           --          802
                                                     -----------  -----------  -----------    -----------  -----------  -----------

    Net income                                       $    79,589  $    16,919  $     4,521    $    21,440  $     2,969  $   103,998
                                                     ===========  ===========  ===========    ===========  ===========  ===========

    Net income applicable to common shares           $    63,453  $    16,919  $     4,521    $    21,440  ($    5,946) $    78,947
                                                     ===========  ===========  ===========    ===========  ===========  ===========

    Net income per common share                            $1.77        $1.98                       $2.50                     $1.65
                                                           =====        =====                       =====                     =====


Historical weighted average number of shares outstanding  35,906        8,560                    8,560
                                                          ======        =====                    =====
Pro forma weighted number of shares outstanding                                                                           47,792
                                                                                                                          ======

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
          PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                              ---------------------
                                   (Unaudited)
                         (000's, except per share data)

                                                                              Price Reit
                                                                             1997 Property
                                                                             Acquisition                   Merger       Combined
                                                      Kimco      Price Reit   Pro Forma     Price Reit    Pro Forma    Pro Forma
                                                    Pro Forma    Historical  Adjustments     Pro Forma   Adjustments    Results
                                                   -----------  -----------  -----------    -----------  -----------  -----------

Revenues from rental property                      $   153,701  $    48,450  $    13,302    $    61,752  $        --  $   215,453
                                                   -----------  -----------  -----------    -----------  -----------  -----------

Rental property expenses-
Rent                                                     2,527           --           --             --           --        2,527
Real estate taxes and operating and maintenance         37,418        9,247        2,656         11,903           --       49,321
Interest                                                24,439       10,667        6,990         17,657           --       42,096
Depreciation and amortization                           23,522       11,201        2,992         14,193       (2,328)      35,387
                                                   -----------  -----------  -----------    -----------  -----------  -----------
                                                        87,906       31,115       12,638         43,753       (2,328)     129,331
                                                   -----------  -----------  -----------    -----------  -----------  -----------
     Income from rental property                        65,795       17,335          664         17,999        2,328       86,122
Income from investment in retail store leases            2,705           --           --             --           --        2,705
                                                   -----------  -----------  -----------    -----------  -----------  -----------
                                                        68,500       17,335          664         17,999        2,328       88,827

Management fee income                                    2,755          226           --            226           --        2,981
General and administrative expenses                     (8,526)      (2,815)          --         (2,815)         900      (10,441)
Other income (expenses), net                             3,750        2,366           --          2,366           --        6,116
                                                   -----------  -----------  -----------    -----------  -----------  -----------

     Income before gain on sale of shopping center      66,479       17,112          664         17,776        3,228       87,483

Gain on sale of shopping center property                   244        2,787           --          2,787           --        3,031
                                                   -----------  -----------  -----------    -----------  -----------  -----------

    Net income                                     $    66,723  $    19,899  $       664    $    20,563  $     3,228  $    90,514
                                                   ===========  ===========  ===========    ===========  ===========  ===========

    Net income applicable to common shares         $    52,896  $    19,899  $       664    $    20,563  $    (3,458) $    70,001

                                                   ===========  ===========  ===========    ===========  ===========  ===========


    Net income per common share                          $1.45        $1.85                       $1.91                     $1.45
                                                         =====        =====                       =====                     =====

Historical weighted average number of shares
outstanding                                             36,375       10,742                      10,742
                                                        ======       ======                      ======
Pro forma weighted number of shares outstanding                                                                            48,261
                                                                                                                           ======

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                NOTES TO PRO FORMA COMBINED CONDENSED STATEMENTS
                                    OF INCOME
                               -------------------

1. Basis of Presentation
------------------------

         The Kimco Pro Forma Statements of Income for the year ended December 31, 1996 and the nine months ended September 30, 1997 reflect the historical results of Kimco adjusted to give effect, as of January 1, 1996 to the purchase of 14 shopping center properties acquired by the Company throughout 1997 as previously reported in the Current Report on Form 8-K dated January 15, 1997 and incorporated by reference herein. The Price REIT Pro Forma Statements of Income for the year ended December 31, 1996 and the nine months ended September 30, 1997 reflect the historical results of Price REIT adjusted to give effect, as of January 1, 1996 to the purchase of 12 shopping center properties acquired by Price REIT throughout 1997 as previously reported in the Current Report on Form 8-K/A dated November 13, 1997, and incorporated by reference herein.

2. Reclassification
-------------------

         Certain amounts reflected in the historical financial statements of both companies have been reclassified to conform to the presentation of the unaudited Pro Forma Combined Condensed Statements of Income.

3. Pro Forma Adjustments
------------------------

         Depreciation and amortization -
         The adjustment to depreciation and amortization results from the net increase in real estate owned as a result of recording Price REIT's real estate assets at fair value versus historical cost. Depreciation is computed on the straight-line method based upon an estimated useful life of 39 years and an allocation of the stepped-up basis to land and building of 20% and 80%, respectively.

Calculation of depreciation of real estate owned for the year ended December 31, 1996 and the nine months ended September 30, 1997 is as follows:

                                                              Year Ended         Nine Months Ended
                                                           December 31, 1996    September 30, 1997
                                                                (000's)              (000's)
                                                           -----------------    ------------------
Depreciation expense based upon an estimated
useful life of 39 years                                             $15,374           $11,530


Less:  Pro Forma Price REIT depreciation of
real estate owned based upon an estimated useful life of            (17,143)          (13,858)
15 to 25 years
                                                           -----------------    ------------------

Depreciation and amortization
Pro Forma adjustment                                                ($1,769)          ($2,328)
                                                           =================    ==================

General and administrative -
         The adjustment to general and administrative expenses reflects the net estimated reduction of those costs which are anticipated to be eliminated or reduced as a result of the Merger, as follows:

                                                                Year Ended December 31,    Nine Months Ended
                                                                         1996              September 30, 1997
                                                                        (000's)                 (000's)
                                                               ------------------------    ------------------
Net reduction in salary and benefit costs                                    $550                    $413
Net reduction in duplication of public company expenses                       500                     375
Net reduction in directors and officers insurance and
directors fees                                                                150                     112
                                                               ------------------------    ------------------
General and administrative
Pro Forma adjustment                                                       $1,200                    $900
                                                               ========================    ==================

Weighted average number of common shares outstanding -
         The pro forma weighted average number of common shares outstanding for the year ended December 31, 1996 and the nine months ended September 30, 1997 are computed as follows:

                                                                Year Ended December 31,   Nine Months Ended
                                                                         1996             September 30, 1997
                                                                        (000's)                (000's)
                                                               ------------------------   ------------------
Kimco's historical weighted average
number of shares outstanding                                              35,906                  36,375

Issuance of Kimco common stock
at an exchange ratio of one for one for all Price
REIT common stock outstanding in connection
with the Merger                                                           11,693                  11,693


Add: Conversion of Price REIT stock options
to Kimco common stock in connection with the
Merger                                                                       193                     193
                                                               ------------------------   ------------------

Pro Forma weighted average number of Kimco
common shares outstanding                                                 47,792                  48,261
                                                               ========================   ==================